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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2005

                            CIT FUNDING COMPANY, LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-30501                 22-3634034
----------------------------          ------------           ------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


               1 CIT Drive
          Livingston, New Jersey                                      07039
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (973) 740-5000.

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(03-05)   Potential persons who are to respond to the collection of
                information contained in this form are not required to respond unless the form displays a currently valid OMB control number.


                                                                          1 of 3




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Item 8.01    Other Events.

          CIT Funding Company, LLC (the "Registrant") has registered $4,293,500,000 in receivable backed-notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-122288) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant caused CIT Equipment Collateral 2005-EF1 to issue, on August 24, 2005, $152,000,000 in aggregate principal amount of 3.852% Receivable-Backed Class A-1 Notes, $113,000,000 in aggregate principal amount of 4.30% Receivable-Backed Class A-2 Notes, $189,000,000 in aggregate principal amount of 4.42% Receivable-Backed Class A-3 Notes, $82,100,000 in aggregate principal amount of Floating Rate Receivable-Backed Class A-4 Notes, $12,382,000 in aggregate principal amount of 4.71% Receivable-Backed Class B Notes, $20,050,000 in aggregate principal amount of 4.78% Receivable-Backed Class C Notes, and $21,228,735 in aggregate principal amount of 5.10% Receivable-Backed Class D Notes (the "Notes").

          The Notes were issued pursuant to an Indenture, attached hereto as
Exhibit 4.1, dated July 1, 2005, among CIT Equipment Collateral 2005-EF1 and JPMorgan Chase Bank, National Association, as indenture trustee.

Item 9.01    Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.  Description
-----------  -----------
    4.1      Indenture, dated July 1, 2005, among CIT Equipment Collateral
             2005-EF1 and JPMorgan Chase Bank, National Association, as
             indenture trustee.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CIT Funding Company, LLC
                                                        ------------------------
                                                              (Registrant)

Date: September 6, 2005


                                                          /s/ Barbara Callahan
                                                          --------------------
                                                               (Signature)

                                           Name:  Barbara Callahan
                                           Title: Vice President


                         STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'